      18    Economic Model and Information

The information contained on the following pages are estimated room rentals, management fees, expenses incurred with the Association costs including the Use and Access Fee, a breakdown of the charges which are estimated to comprise the User Fee and an allocation of these costs between Phases I and II and the existing non-condominium hotel units is also included. These figures are merely estimates and obviously are subject to change.

WILDERNESS CONDOMINIUM ASSOCIATION
COMBINED PHASE I & II SCENARIO -&- PHASE I ONLY SCENARIO

                                                                  133 Units           61 Units
                                                                  Full Year           Full Year
                                                                  ---------           ---------
ROOM RENTALS                                                      $4,871,083          $2,256,306
MANAGEMENT FEES                                        35%        $1,704,879            $789,707
                                                                  ----------          ----------
NET TO OWNERS                                                     $3,166,204          $1,466,599

ASSOCIATION COST ANNUAL BUDGET

                                                                   Full Year            Full Year
                                                                   ---------            ---------
EXPENSES:

Insurance (Building & Liability)                                     $25,000              15,000
Directors/Officers Insurance                                          $1,170               1,000
Electricity and Gas                                                 $106,400              50,000
Linens                                                               $15,000              15,000
Laundry                                                              $45,000              25,000
Permits & Licenses                                                    $3,000               2,000
Water & Sewer                                                        $30,000              15,000
Repairs & Maintenance/Replacement                                    $25,000              10,000
Legal & Accounting                                                    $4,000               4,000
Supplies                                                             $65,000              35,000
Salaries - Association                                                $2,500               2,500
Satellite Service                                                    $10,000               6,000
Telephone    ($30 per month per condo)                               $47,160              21,960
User Fee                                                            $480,635             325,975
                                                                  ----------          ----------  Association
                                                      Total         $859,865            $528,435  User Fees
                                                      Avg./Unit       $6,465              $8,663
                                                                  ==========          ==========
WILDERNESS CONDOMINIUM ASSOCIATION
COMBINED (PHASE I, PHASE II AND EXISTING HOTEL UNITS)

USER FEE LEDGER

                                                                   Full Year           Full Year
                                                                   ---------           ---------
Supplies-Pool & Garbage                                             $100,000            $100,000
Salaries-Management/Administrative/Security                         $150,000            $120,000
Salaries -General for Common Areas                                   $50,000             $50,000
Salaries-Maintenance                                                $120,000            $100,000
Salaries-Swim                                                       $190,000            $190,000
Taxes-FICA                                                           $20,000             $18,000
Taxes-Unemployment                                                    $7,000              $5,000
Taxes-Real Estate for Common Areas                                  $100,000             $90,000
Utilities-Common Areas                                              $225,000            $225,000
Garbage Removal                                                      $20,000             $20,000
Insurance on Building/Liability                                      $30,000             $25,000
Replacement/Maintenance for Common Areas                             $35,000             $25,000
Flowers                                                              $35,000             $35,000
                                                                  ----------          ----------
                                                    TOTAL         $1,082,000          $1,003,000
                                                                  ==========          ==========

ALLOCATION CALUCLATIONS FOR PHASE I & II:

Total User Fees for Phase I, II & Existing Hotel                  $1,082,000          $1,003,000  (1)
SQFT Ratio: Phase I&II/Phase I,II,&Existing Hotel                      68.34%              50.00% (2)
Product of (1) * (2)                                                $739,439            $501,500  (3)
1 - Management Fee % or (1-35%)                                        65.00%              65.00% (4)
Product of (3) * (4)                                                $480,635            $325,975
                                                                  ==========          ==========

The following is an application of the formula found on page 45. This will allocate, by square footage and percent of total square footage, how each Rental Pool will be charged for their appropriate share of Condominium Association Fee, including User Fee Costs. Further, this chart allocates such charges not only to each specific pool in the seven Rental Pools, but to each Unit within that Rental Pool. Further note that a combined Phase I and Phase II and a Phase I only breakdown has been prepared.

COMBINED ASSOCIATION COMMON COSTS
ANNUAL BUDGET

COMBINED PHASE I AND II

                                                    TOT. POOL         ANNUAL
   RENTAL      # of           PHASE I & II         ASSOCIATION      POOL COSTS
    POOL       UNITS       SQFT      % of TOTAL       COSTS          PER UNIT
    ----       -----       ----      ----------       -----          --------
     A           38       27,702       21.38%       $183,866         $4,839
     B           19       17,841       13.77%       $118,416         $6,232
     C           40       36,320       28.04%       $241,066         $6,027
     D           20       23,680       18.28%       $157,171         $7,859
     E            8       11,496        8.87%        $76,302         $9,538
     F            4        7,296        5.63%        $48,426        $12,106
    G&H           4        5,216        4.03%        $34,620         $8,655
               ----      -------     -------        --------       --------
   TOTAL        133      129,551      100.00%       $859,865

                                       68.34%       Phase I&II
                                                    Phase I,II & Existing Units

PHASE I ONLY

                                                    TOT. POOL         ANNUAL
   RENTAL      # of              PHASE I           ASSOCIATION      POOL COSTS
    POOL       UNITS       SQFT      % of TOTAL       COSTS          PER UNIT
    ----       -----       ----      ----------       -----          --------
     A           18       13,122        21.80%       $115,213         $6,401
     B            9        8,451        14.04%        $74,201         $8,245
     C           16       14,528        24.14%       $127,558         $7,972
     D            8        9,472        15.74%        $83,166        $10,396
     E            4        5,748         9.55%        $50,468        $12,617
     F            2        3,648         6.06%        $32,030        $16,015
    G&H           4        5,216         8.67%        $45,797        $11,449
               ----      -------       -------       --------       --------
   TOTAL         61       60,185       100.00%       $528,435

                                        50.06%        Phase I
                                                      Phase I & Existing Units

THE
WILDERNESS HOTEL & RESORT
JUNE - DECEMBER 1995
OCCUPANCY REPORT

                                                                                WILDERNESS

                          ROOM      TOTAL ROOMS     TOTAL ROOMS     AVE. PRICE PER       OCCUPANCY
   MONTH                  SALES        RENTED        AVAILABLE       RENTED UNIT          PERCENT
   -----                  -----        ------        ---------       -----------          -------
    June                $201,181          2,064          2,370           $97.47            87.09%

    July                $342,238          2,447          2,449          $139.86            99.92%

   August               $318,955          2,440          2,449          $130.72            99.63%

 September              $104,467          1,231          2,370           $84.85            51.94%

  October                $81,697          1,166          2,449           $70.06            47.61%

  November               $43,146            648          2,370           $66.58            27.34%

  December               $50,362            701          2,449           $71.84            28.62%
                      ----------     ----------     ----------     ------------     ------------
TOTAL                 $1,142,046         10,697         16,906          $106.76            63.27%
                      ==========     ==========     ==========     ============     ============

THE
WILDERNESS HOTEL & RESORT
JANUARY - DECEMBER 1996
OCCUPANCY REPORT

                                                                      WILDERNESS

                    ROOM      TOTAL ROOMS    TOTAL ROOMS    AVE. PRICE PER    OCCUPANCY
    MONTH           SALES       RENTED        AVAILABLE       RENTED UNIT      PERCENT
  ----------     -----------  -----------    -----------      -----------   ----------
   January           $62,099          901          2,449           $68.92        36.79%

   February          $86,451        1,245          2,291           $69.44        54.34%

    March           $122,794        1,676          2,449           $73.27        68.44%

    April           $110,736        1,503          2,370           $73.68        63.42%

     May            $127,076        1,498          2,803           $84.83        53.44%

     June           $383,086        3,099          4,140          $123.62        74.86%

     July           $652,218        4,020          4,278          $162.24        93.97%

    August          $624,028        4,022          4,278          $155.15        94.02%

  September         $168,029        2,048          4,140           $82.05        49.47%

   October          $137,507        1,807          4,278           $76.10        42.24%

   November          $86,815        1,110          4,140           $78.21        26.81%

   December          $95,450        1,067          4,278           $89.46        24.94%

                 -----------  -----------    -----------      -----------   ----------
TOTAL             $2,656,289       23,996         41,894          $110.70        57.28%
                 ===========  ===========    ===========      ===========   ==========

This chart projects Gross Rental Income broken down by phases, types of Units and specific Rental Pools. These projections are estimates and are subject to change.

       FULL YEAR
       ACTUAL 1996 OCCUPANCY STATS USED FOR
       1998 PHASE I & II RENT PROJECTION SUMMARY

                       PHASE I         PHASE II                           PHASE I
                      ESTIMATED        ESTIMATED           PHASE I      POOL CONTRIB.
Pool   Type         Rent/Unit/Year   Rent/Unit/Year      Gross Rent    Rent/Unit/Year
----   ----         --------------   --------------      ----------    --------------
         A-1           $29,210             $29,210       $233,680          $29,816
  A       A            $30,300             $30,300       $303,000          $29,816
         B-1           $32,980             $32,980       $131,920          $33,469
  B       B            $33,860             $33,860       $169,300          $33,469
         C-1           $35,847             $35,847       $322,621          $36,239
  C       C            $36,742             $36,742       $257,195          $36,239
         D-1           $40,189             $40,189       $160,757          $40,785
  D       D            $41,381             $41,381       $165,523          $40,785
  E       E            $52,014             $52,014       $208,057          $52,014
  F       F            $58,466             $58,466       $116,933          $58,466
  G       G            $46,830             $46,830        $93,660          $46,830
  H       H            $46,830             $46,830        $93,660          $46,830
                                                     ------------
                                            TOTALS      2,256,306

                                      PHASE II                       TOTAL PHASES
                     PHASE II       POOL CONTRIB.  TOTAL PHASES      POOL CONTRIB.
Pool   Type         Gross Rent     Rent/Unit/Year   Gross Rent      Rent/Unit/Year
----   ----         ----------     --------------   ----------      --------------
         A-1          $292,100         $29,755       $525,780          $29,784
  A       A           $303,000         $29,755       $606,000          $29,784
         B-1          $164,900         $33,420       $296,820          $33,443
  B       B           $169,300         $33,420       $338,600          $33,443
         C-1          $430,162         $36,295       $752,783          $36,272
  C       C           $440,906         $36,295       $698,102          $36,272
         D-1          $241,135         $40,785       $401,892          $40,785
  D       D           $248,285         $40,785       $413,808          $40,785
  E       E           $208,057         $52,014       $416,114          $52,014
  F       F           $116,933         $58,466       $233,865          $58,466
  G       G                 $0              $0        $93,660          $46,830
  H       H                 $0              $0        $93,660          $46,830
                  ------------                     ----------
                     2,614,777                     $4,871,083

The following is a breakdown of projected average room rates, projected number of days renting (which determines the occupancy rate), the total revenue, funds available to contribution for each Unit's Rental Pool, the total pool revenue to each Owner, projected costs involved in financing, annual costs to operate the Unit and a projected cash on cash return. These projections have been provided for complete buildout and for the event only Phase I is built. Once again, these are projections based on specific assumptions which are stated herein regarding projected number of days rented, projected average rate, projected occupancy, assumed financing amounts and terms and projected costs.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

the
WILDERNESS LUXURY
CONDOMINIUM SUITES

Single Queen Condo:    A-1 TYPE
             Price:    $114,900

UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                   Projected                    Total Revenue
                        Projected   #of Days   Actual 1996     if based on '96
       FULL YEAR         Ave.Rate    Rented    Occupancy %       Occupancy
       ---------           ----       ---         -----           -------
       Sept.-May           $115       138         50.5%           $15,870
       June                $145        22         73.3%            $3,190
       July                $175        29         93.5%            $5,075
       August              $175        29         93.5%            $5,075
       ------------------------------------------------------------------------
                                   Full Year                      $29,210

35%    FULL YEAR    Rental Fee to WH&R,Inc.                      $10,224

       FULL YEAR    Contribution to Pool                         $18,987

       FULL YEAR    Pool Revenue to Owner                         19,359

                                SALES PRICE                     $114,900
                            20%   Down                            22,980
                            80%   Financing                       91,920
                          9.00%   Monthly Pmt                        740
                            30    (years)

 ANNUAL COSTS:                         Phase I & II          Phase I Only
                                        Full Year              Full Year
                                        ---------              ---------
                      Loan Pmt            8,875                   8,875
                      Assoc.Dues          4,839                   6,401
                      Credit Card Disc      200                     200
             0.022    R.E. Taxes          2,528                       0
                      -----------------------------------------------------
                         TOTAL           16,442                  15,476

CASH-ON-CASH RETURN:

                                                     Phase I & II      Phase I Only
                                                      Full Year         Full Year
                                                      ---------         ---------
Down Pmt                                               22,980            22,980
Cash to Owner                                           2,918             3,883
Return                                                  12.70%            16.90%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

the
WILDERNESS LUXURY
CONDOMINIUM SUITES

Single Queen Condo:      A TYPE
Price:                 $117,900

UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                            Projected                         Total Revenue
                              Projected      #of Days          Actual 1996   if based on '96
                   FULL YEAR  Ave.Rate       Rented             Occupancy %     Occupancy
                   ---------  --------       ------             -----------     ---------
                   Sept.-May    $115            138                50.5%         $15,870
                   June         $155             22                73.3%          $3,410
                   July         $190             29                93.5%          $5,510
                   August       $190             29                93.5%          $5,510
                   ----------------------------------------------------------------------
                                       Full Year                                 $30,300

   35%    Full Year     Rental Fee to WH&R,Inc.                                  $10,605

          Full Year     Contribution to Pool                                     $19,695

          Full Year     Pool Revenue to Owner                                     19,359

                                                       SALES PRICE              $117,900
                                                 20%   Down                       23,580
                                                 80%   Financing                  94,320
                                               9.00%   Monthly Pmt                   759
                                                 30    (years)

                        ANNUAL COSTS:                 PHASE I & II           PHASE I ONLY
                                                        FULL YEAR             FULL YEAR
                                                      ------------           ------------
                                    Loan Pmt             9,107                     9,107
                                    Assoc.Dues           4,839                     6,401
                                    Credit Card Disc       200                       200
                          0.022     R.E. Taxes           2,594                         0
                                    ----------------------------------------------------
                                              TOTAL     16,739                    15,708

                        CASH-ON-CASH RETURN:

                                                      Phase I & II             Phase I Only
                                                        Full Year                Full Year
                                                      ------------             ------------
                                    Down Pmt            23,580                    23,580
                                    Cash to Owner        2,620                     3,652
                                    Return               11.11%                    15.49%

Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

    the
    WiLDERNESS LUXURY
    CONDOMINIUM SUITES

    Double Queen Condo with Loft:  B-1 Type
    Price:                         $128,900

    UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

    The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                         Projected                     Total Revenue
                         Projected       #of Days       Actual 1996   if based on '96
      FULL YEAR           Ave.Rate        Rented        Occupancy %      Occupancy
      ---------           --------        ------        -----------      ---------
    Sept.-May              $130              138           50.5%          $17,940
    June                   $159               22           73.3%           $3,498
    July                   $199               29           93.5%           $5,771
    August                 $199               29           93.5%           $5,771
    -----------------------------------------------------------------------------
                                    FULL YEAR                             $32,980

 35%  FULL YEAR   Rental Fee to WH&R,Inc.                                 $11,543

      FULL YEAR   Contribution to Pool                                    $21,437

      FULL YEAR   Pool Revenue to Owner                                    21,738

                                                 Sales Price             $128,900
                                             20% Down                      25,780
                                             80% Financing                103,120
                                           9.00% Monthly Pmt                  830
                                              30 (years)

                  ANNUAL COSTS:                      PHASE I & II         PHASE I ONLY
                                                       FULL YEAR            FULL YEAR
                                                       ---------            ---------
                                Loan Pmt                  9,957                9,957
                                Assoc.Dues                6,232                8,245
                                Credit Card Disc            220                  220
                          0.022 R.E. Taxes                2,836                    0
                          ----------------------------------------------------------
                                            TOTAL        19,245               18,421

                  CASH-ON-CASH RETURN:

                                                     PHASE I & II         PHASE I ONLY
                                                       FULL YEAR            FULL YEAR
                                                       ---------            ---------
                                Down Pmt                 25,780               25,780
                                Cash to Owner             2,493                3,317
                                Return                     9.67%               12.87%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

ASSUMES PHASE I & II COMBINED & PHASE I ONLY SCENARIOS

     the
     WILDERNESS LUXURY
     CONDOMINIUM SUITES

     Double Queen Condo with Loft: B Type
     Price:                        $131,900

     UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

     The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                                 Projected                   Total Revenue
                             Projected           #of Days    Actual 1996   if based on '96
         FULL YEAR            Ave.Rate            Rented     Occupancy %      Occupancy
         ---------            --------            ------     -----------      ---------
     Sept.-May                  $130               138          50.5%          $17,940
     June                       $170                22          73.3%           $3,740
     July                       $210                29          93.5%           $6,090
     August                     $210                29          93.5%           $6,090
     ---------------------------------------------------------------------------------
                                         FULL YEAR                             $33,860

  35%    FULL YEAR     Rental Fee to WH&R,Inc.                                 $11,851

         FULL YEAR     Contribution to Pool                                    $22,009

         FULL YEAR     Pool Revenue to Owner                                    21,738

                                                       SALES PRICE            $131,900
                                                    20% Down                    26,380
                                                    80% Financing              105,520
                                                  9.00% Monthly Pmt                849
                                                    30  (years)

                       ANNUAL COSTS:                       PHASE I & II      PHASE I ONLY
                                                            FULL YEAR         FULL YEAR
                                                            ---------         ---------
                                     Loan Pmt                 10,188            10,188
                                     Assoc.Dues                6,232             8,245
                                     Credit Card Disc            220               220
                               0.022 R.E. Taxes                2,902                 0
                                     -------------------------------------------------
                                                  TOTAL       19,543            18,653

                       CASH-ON-CASH RETURN:

                                                           PHASE I & II      PHASE I ONLY
                                                            FULL YEAR         FULL YEAR
                                                            ---------         ---------
                                     Down Pmt                 26,380            26,380
                                     Cash to Owner             2,195             3,085
                                     Return                     8.32%            11.69%

Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

    the
    WiLDERNESS LUXURY
    CONDOMINIUM SUITES

    Large One Bedroom Condo: C-1 Type
    Price:              $130,900

    UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

    The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                           Projected                  Total Revenue
                         Projected         #of Days      Projected   if based on '96
      FULL YEAR           Ave.Rate          Rented       Occupancy %    Occupancy
      ---------           --------          ------       -----------    ---------
    Sept.-May               $130              158           58.0%        $20,584
    June                    $159               23           78.0%         $3,721
    July                    $199               29           93.5%         $5,771
    August                  $199               29           93.5%         $5,771
    ----------------------------------------------------------------------------
                                     FULL YEAR                           $35,847

 35%  FULL YEAR   Rental Fee to WH&R,Inc.                                $12,546

      FULL YEAR   Contribution to Pool                                   $23,300

      FULL YEAR   Pool Revenue to Owner                                   23,577

                                                  SALES PRICE           $130,900
                                               20% Down                   26,180
                                               80% Financing             104,720
                                             9.00% Monthly Pmt               843
                                                30 (years)

                  ANNUAL COSTS:                        PHASE I & II    PHASE I ONLY
                                                        FULL YEAR       FULL YEAR
                                                        ---------       ---------
                                 Loan Pmt                 10,111          10,111
                                 Assoc.Dues                6,027           7,972
                                 Credit Card Disc            240             240
                           0.022 R.E. Taxes                2,880               0
                                 -----------------------------------------------
                                             TOTAL        19,258          18,324

                  CASH-ON-CASH RETURN:

                                                       PHASE I & II    PHASE I ONLY
                                                        FULL YEAR       FULL YEAR
                                                        ---------       ---------
                                 Down Pmt                 26,180          26,180
                                 Cash to Owner             4,319           5,253
                                 Return                    16.50%          20.07%

Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

This unit appeals to many different groups because of its amenities. It would appeal to a couple or couples or a family. So we expect the occupancy should be greater because it is a true honeymoon suite and multi-purpose unit.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

    THE
    WILDERNESS LUXURY
    CONDOMINIUM SUITES

    LARGE ONE BEDROOM CONDO:    C TYPE
    PRICE:                    $133,900

    UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

    The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                          Projected                   Total Revenue
                           Projected      #of Days      Projected    if based on '96
        FULL YEAR           Ave.Rate       Rented       Occupancy %     Occupancy
        ---------           --------       ------       -----------     ---------
    Sept.- May                $130           158          58.0%          $20,584
    June                      $170            23          78.0%           $3,978
    July                      $210            29          93.5%           $6,090
    August                    $210            29          93.5%           $6,090
    ----------------------------------------------------------------------------
                                     FULL YEAR                           $36,742

 35%    FULL YEAR    Rental Fee to WH&R,Inc.                             $12,860

        FULL YEAR    Contribution to Pool                                $23,882

        FULL YEAR    Pool Revenue to Owner                                23,577

                                                 SALES PRICE            $133,900
                                              20% Down                    26,780
                                              80% Financing              107,120
                                            9.00% Monthly Pmt                862
                                              30 (years)

                     ANNUAL COSTS:                   PHASE I & II      PHASE I ONLY
                                                      FULL YEAR         FULL YEAR
                                                      ---------         ---------
                                   Loan Pmt             10,343            10,343
                                   Assoc.Dues            6,027             7,972
                                   Credit Card Disc        240               240
                             0.022 R.E. Taxes            2,946                 0
                                   ---------------------------------------------
                                            TOTAL       19,555            18,555

                     CASH-ON-CASH RETURN:

                                                     PHASE I & II      PHASE I ONLY
                                                      FULL YEAR         FULL YEAR
                                                      ---------         ---------
                                   Down Pmt             26,780            26,780
                                   Cash to Owner         4,021             5,022
                                   Return                15.02%            18.75%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

This unit appeals to many different groups because of its amenities. It would appeal to a couple or couples or a family. So we expect the occupancy should be greater because it is a true honeymoon suite and multi-purpose unit.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

    THE
    WILDERNESS LUXURY
    CONDOMINIUM SUITES

    LARGE TWO BEDROOM CONDO WITH LOFT: D-1 TYPE
    PRICE:                             $145,900

    UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

    The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                              Projected                     Total Revenue
                         Projected             #of Days         Projected   if based on '96
       FULL YEAR          Ave.Rate              Rented         Occupancy %     Occupancy
       ---------          --------              ------         -----------     ---------
    Sept.-May                $155                 150             55.0%        $23,273
    June                     $185                  23             75.0%         $4,163
    July                     $220                  29             93.5%         $6,377
    August                   $220                  29             93.5%         $6,377
    ----------------------------------------------------------------------------------
                                       FULL YEAR                               $40,189

 35%   FULL YEAR    Rental Fee to WH&R,Inc.                                    $14,066

       FULL YEAR    Contribution to Pool                                       $26,123

       FULL YEAR    Pool Revenue to Owner                                       26,510

                                                   SALES PRICE                $145,900
                                                   20% Down                     29,180
                                                   80% Financing               116,720
                                                 9.00% Monthly Pmt                 939
                                                   30 (years)

                    ANNUAL COSTS:                            PHASE I & II    PHASE I ONLY
                                                              FULL YEAR       FULL YEAR
                                                              ---------       ---------
                                  Loan Pmt                      11,270          11,270
                                  Assoc.Dues                     7,859          10,396
                                  Credit Card Disc                 260             260
                            0.022 R.E. Taxes                     3,210               0
                                  ----------------------------------------------------
                                                 TOTAL          22,598          21,926

                    CASH-ON-CASH RETURN:

                                                             PHASE I & II    PHASE I ONLY
                                                              FULL YEAR       FULL YEAR
                                                              ---------       ---------
                                  Down Pmt                      29,180          29,180
                                  Cash to Owner                  3,912           4,585
                                  Return                         13.41%          15.71%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

The occupancy % should increase for this unit because this type appeals to multiple couples and families. It would also serve as a honeymoon suite in the event all "Type C" units are taken.


                                                                            E126

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

    THE
    WILDERNESS LUXURY
    CONDOMINIUM SUITES

    LARGE TWO BEDROOM CONDO WITH LOFT: D TYPE
    PRICE:                           $148,900

    UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

    The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                              Projected                         Total Revenue
                           Projected          #of Days         Projected        if based on '96
       FULL YEAR            Ave.Rate           Rented          Occupancy %        Occupancy
       ---------            --------           ------          -----------        ---------
    Sept.-May                  $155              138              55.0%            $23,273
    June                       $199               22              75.0%             $4,478
    July                       $235               29              93.5%             $6,815
    August                     $235               29              93.5%             $6,815
    --------------------------------------------------------------------------------------
                                        FULL YEAR                                  $41,381

 35%   FULL YEAR    Rental Fee to WH&R,Inc.                                        $14,483

       FULL YEAR    Contribution to Pool                                           $26,897

       FULL YEAR    Pool Revenue to Owner                                           26,510

                                                  SALES PRICE                     $148,900
                                                  20% Down                          29,780
                                                  80% Financing                    119,120
                                                9.00% Monthly Pmt                      958
                                                  30 (years)

                    ANNUAL COSTS:                           PHASE I & II       PHASE I ONLY
                                                              FULL YEAR          FULL YEAR
                                                              ---------          ---------
                                    Loan Pmt                    11,502              11,502
                                    Assoc.Dues                   7,859              10,396
                                    Credit Card Disc               260                 260
                              0.022 R.E. Taxes                   3,276                   0
                                    ------------------------------------------------------
                                                TOTAL           22,896              22,157

                    CASH-ON-CASH RETURN:

                                                             PHASE I & II        PHASE I ONLY
                                                               FULL YEAR           FULL YEAR
                                                               ---------           ---------
                                    Down Pmt                    29,780              29,780
                                    Cash to Owner                3,614               4,353
                                    Return                       12.14%              14.62%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

The occupancy % should increase for this unit because this type appeals to multiple couples and families. It would also serve as a honeymoon suite in the event all "Type C" units are taken.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

    THE
    WILDERNESS LUXURY
    CONDOMINIUM SUITES

    SUPER DELUXE TWO BEDROOM CONDO:       E TYPE
    PRICE:                              $187,900

    UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

    The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                               Projected                        Total Revenue
                              Projected         #of Days        Projected       if based on '96
        FULL YEAR             Ave.Rate           Rented         Occupancy %      Occupancy
        ---------             --------           ------         -----------      ---------
    Sept.-May                    $195              150             55.0%          $29,279
    June                         $250               23             75.0%           $5,625
    July                         $295               29             93.5%           $8,555
    August                       $295               29             93.5%           $8,555
    --------------------------------------------------------------------------------------
                                          FULL YEAR                               $52,014

 35%    FULL YEAR    Rental Fee to WH&R,Inc.                                      $18,205

        FULL YEAR    Contribution to Pool                                         $33,809

        FULL YEAR    Pool Revenue to Owner                                         33,809

                                                       SALES PRICE               $187,900
                                                 20%   Down                        37,580
                                                 80%   Financing                  150,320
                                               9.00%   Monthly Pmt                  1,210
                                                 30    (years)

                     ANNUAL COSTS:                            PHASE I & II      PHASE I ONLY
                                                               FULL YEAR         FULL YEAR
                                                               ---------         ---------
                                      Loan Pmt                   14,514            14,514
                                      Assoc.Dues                  9,538            12,617
                                      Credit Card Disc              300               300
                                0.022 R.E. Taxes                  4,134                 0
                                      -----------------------------------------------------
                                                  TOTAL          28,486            27,431

                     CASH-ON-CASH RETURN:

                                                               PHASE I & II      PHASE I ONLY
                                                                FULL YEAR         FULL YEAR
                                                                ---------         ---------
                                      Down Pmt                   37,580            37,580
                                      Cash to Owner               5,324             6,378
                                      Return                      14.17%            16.97%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

This unit is a classy two bedroom unit because of its large size and amenities. Its master bedroom, with a jacuzzi by a fireplace and window overlooking the golf course and outdoor pool areas, gives itself a "set-up" category of two bedroom units. It also appeals to multiple families because of its two bedrooms. Also, there are not as many of them so the demand should be higher.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

     THE
     WILDERNESS LUXURY
     CONDOMINIUM SUITES

     LARGE THREE BEDROOM CONDO WITH LOFT: F TYPE
     PRICE:               $207,900

     UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

     The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                            Projected                      Total Revenue
                           Projected         #of Days       Actual 1996   if based on '96
        FULL YEAR          Ave.Rate           Rented         Occupancy %    Occupancy
        ---------          --------           ------         -----------    ---------
     Sept.-May                $225              150             55.0%        $33,784
     June                     $285               23             75.0%         $6,413
     July                     $315               29             93.5%         $9,135
     August                   $315               29             93.5%         $9,135
     --------------------------------------------------------------------------------
                                       FULL YEAR                             $58,466

  35%   FULL YEAR   Rental Fee to WH&R,Inc.                                  $20,463

        FULL YEAR   Contribution to Pool                                     $38,003

        FULL YEAR   Pool Revenue to Owner                                     38,003

                                                    SALES PRICE             $207,900
                                              20%   Down                      41,580
                                              80%   Financing                166,320
                                            9.00%   Monthly Pmt                1,338
                                              30    (years)

                    ANNUAL COSTS:                          PHASE I & II    PHASE I ONLY
                                                            FULL YEAR       FULL YEAR
                                                            ---------       ---------
                                   Loan Pmt                   16,059          16,059
                                   Assoc.Dues                 12,106          16,015
                                   Credit Card Disc              340             340
                             0.022 R.E. Taxes                  4,574               0
                                   --------------------------------------------------
                                               TOTAL          33,079          32,414

                    CASH-ON-CASH RETURN:

                                                          PHASE I & II     PHASE I ONLY
                                                            FULL YEAR       FULL YEAR
                                                            ---------       ---------
                                   Down Pmt                   41,580          41,580
                                   Cash to Owner               4,924           5,589
                                   Return                      11.84%          13.44%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

This unit is a classy three bedroom unit because of its large size and amenities. Its master bedroom, with a jacuzzi by a fireplace and window overlooking the golf course and outdoor pool areas, gives itself a "set-up" category by being the only fully enclosed three bedroom unit. It also appeals to multiple families because of its th bedrooms. Also, there are not as many of them so the demand should be higher.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

     the
     WiLDERNESS LUXURY
     CONDOMINIUM SUITES

     LARGE TWO BEDROOM/ONE BATHROOM: G TYPE
     PRICE:                          $182,900

     UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

     The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                             Projected                     Total Revenue
                         Projected           # of Days      Actual 1996   if based on '96
        FULL YEAR        Ave. Rate            Rented        Occupancy %     Occupancy
        ---------        ---------            ------        -----------     ---------
     Sept.-May               $195               138            50.5%         $26,910
     June                    $220                22            73.3%          $4,840
     July                    $260                29            93.5%          $7,540
     August                  $260                29            93.5%          $7,540
                                      FULL YEAR                              $46,830

  35%   FULL YEAR   Rental Fee to WH&R, Inc.                                 $16,391

        FULL YEAR   Contribution to Pool                                     $30,440

        FULL YEAR   Pool Revenue to Owner                                     30,440

                                                   Sales Price              $182,900
                                                20% Down                      36,580
                                                80% Financing                146,320
                                              9.00% Monthly Pmt                1,177
                                                 30 (years)

                    ANNUAL COSTS:                         PHASE I & II     PHASE I ONLY
                                                           FULL YEAR        FULL YEAR
                                                           ---------        ---------
                                  Loan Pmt                   14,128           14,128
                                  Assoc. Dues                 8,655           11,449
                                  Credit Card Disc              300              300
                            0.022 R.E. Taxes                  4,024                0
                                               TOTAL         27,107           25,877

                    CASH-ON-CASH RETURN:

                                                          PHASE I & II     PHASE I ONLY
                                                           FULL YEAR        FULL YEAR
                                                           ---------        ---------
                                  Down Pmt                   36,580           36,580
                                  Cash to Owner               3,333            4,562
                                  Return                       9.11%           12.47%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

    the
    WiLDERNESS LUXURY
    CONDOMINIUM SUITES

    LARGE TWO BEDROOM/ONE BATHROOM: H TYPE
    PRICE:                          $177,900

    UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

    The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                          Projected                  Total Revenue
                       Projected          # of Days    Actual 1996   if based on '96
       FULL YEAR       Ave. Rate           Rented      Occupancy %     Occupancy
       ---------       ---------           ------      -----------     ---------
    Sept.-May              $195              138          50.5%        $26,910
    June                   $220               22          73.3%         $4,840
    July                   $260               29          93.5%         $7,540
    August                 $260               29          93.5%         $7,540
                                    FULL YEAR                          $46,830

 35%   FULL YEAR   Rental Fee to WH&R, Inc.                            $16,391

       FULL YEAR   Contribution to Pool                                $30,440

       FULL YEAR   Pool Revenue to Owner                                30,440

                                                 SALES PRICE          $177,900
                                              20% Down                  35,580
                                              80% Financing            142,320
                                            9.00% Monthly Pmt            1,145
                                               30 (years)

                   ANNUAL COSTS:                     PHASE I & II    PHASE I ONLY
                                                      FULL YEAR       FULL YEAR
                                                      ---------       ---------
                                Loan Pmt                13,742          13,742
                                Assoc. Dues              8,655          11,449
                                Credit Card Disc           300             300
                          0.022 R.E. Taxes               3,914               0
                                            TOTAL       26,610          25,491

                   CASH-ON-CASH RETURN:

                                                     PHASE I & II    PHASE I ONLY
                                                      FULL YEAR       FULL YEAR
                                                      ---------       ---------
                                Down Pmt                35,580          35,580
                                Cash to Owner            3,829           4,948
                                Return                   10.76%          13.91%


Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.